UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2020

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

Maine
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street	Damariscotta	Maine	04543
(Address of principal executive offices)			(Zip Code)
(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuit to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement Page 1

Item 9.01 Financial Statements and Exhibits Page 1

Signatures       Page 2

Exhibit Index     Page 3

Item 1.01 Entry Into a Material Definitive Agreement

On September 3, 2020, the Registrant issued the press release filed herewith as Exhibit 99.1 with information announcing that First National Bank, a subsidiary of The First Bancorp, Inc., and Bangor Savings Bank, a subsidiary of Bangor Bancorp, MHC, jointly announced today that the two banks have signed a definitive agreement for First National Bank to purchase a bank branch located at 1 Belmont Ave. in Belfast, Maine. As part of the transaction, First National Bank will acquire deposit accounts totaling approximately $16.5 million as of August 31, 2020, as well as $23.5 million in loan balances.
The 1 Belmont Avenue branch in Belfast is one of six locations to be acquired by Bangor Savings Bank through its pending merger with Damariscotta Bankshares, Inc., parent of Damariscotta Bank & Trust Company (DB&T). Bangor Savings and DB&T will work with First National to ensure as seamless a transition as possible for the Belfast customers of DB&T. Customers of the existing Bangor Savings Branch in Belfast will not be impacted.
The final value of the transaction is estimated to be $24.8 million, which includes the loans, an assignment of a ground lease, leasehold improvements, and furniture and equipment for the Belfast location, plus the premium paid for the deposits. The transaction is subject to regulatory approval and is expected to close in the fourth quarter 2020 after completion of the pending DB&T acquisition. Over the next several weeks, First National and DB&T will be communicating directly with customers of the Belfast branch to guide them through the process and assist with any questions. Information on the transition will be regularly updated on First National’s website at www.TheFirst.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
--------

The following Exhibit is being furnished herewith:

99.1 Registrant's Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder
---------------------
Richard M. Elder
Executive Vice President & Chief Financial Officer
September 3, 2020

Exhibit Index
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Exhibit
Number Description of Exhibit
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99.1 Registrant's Press Release